                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         The undersigned directors of Insurance Auto Auctions, Inc. (the "Corporation"), hereby appoint Christopher G. Knowles and Gaspare G. Ruggirello as their true and lawful attorney-in-fact, with full power for and on their behalf to execute, in their names and capacities as directors of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

         This Power of Attorney shall automatically terminate at the close of business on March 31, 1999.

         In witness whereof, the undersigned has executed this Power of Attorney on this 9th day of March, 1999.

                  NAME                               TITLE
                  ----                               -----



/s/ Thomas J. O'Malia                                Chairman of the Board
-----------------------------------------
Thomas J. O'Malia


/s/ Christopher G. Knowles                           Director and CEO
-----------------------------------------
Christopher G. Knowles


/s/ Maurice A. Cocca                                 Director
-----------------------------------------
Maurice A. Cocca


/s/ Susan B. Gould                                   Director
-----------------------------------------
Susan B. Gould


/s/ Peter H. Kamin                                   Director
-----------------------------------------
Peter H. Kamin


/s/ Melvin R. Martin                                 Director
-----------------------------------------
Melvin R. Martin


/s/ Joseph F. Mazzella                               Director
-----------------------------------------
Joseph F. Mazzella


/s/ Glen E. Tullman                                  Director
-----------------------------------------
Glen E. Tullman


/s/ John K. Wilcox                                   Director
-----------------------------------------
John K. Wilcox